EXHIBIT 10.14.6
CONFIDENTIAL TREATMENT REQUESTED
EXECUTION COPY
AMENDMENT NUMBER FOUR TO GOOGLE SERVICES AGREEMENT ORDER FORM
This Amendment Number Four to the Order Form (as defined below) (“Amendment Four”) is entered into by and between Google Inc. (“Google”), a Delaware corporation and Synacor, Inc., a Delaware corporation (“Customer”) effective as of July 31, 2006 (the “Amendment Four Effective Date”).
RECITALS
1.	Customer and Google entered into that certain Google Services Agreement dated June 25, 2004 (“GSA”) and Google Services Agreement Order Form dated June 22, 2004, as amended on November 1, 2004, December 16, 2005 and June 30, 2006 (“Order Form” and together with the GSA, the “Agreement”).

2.	Under this Amendment Four, Customer wishes to amend the Initial Services Term and other terms and conditions as set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants set forth herein and pursuant to the terms and conditions of the Agreement, the parties hereby agree as follows:
TERMS
1.	Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the same meanings as set forth in the Agreement.

2.	Extension of Services Term. Customer and Google hereby agree to extend the Services Term through June 30, 2008. The definition of “Initial Services Term” set forth on the Cover Page of the Order Form is hereby amended and restated as follows:
“June 25, 2004 through July 31, 2008”
3.	WebSearch Fees. Effective as of July 1, 2006, the Search Fees set forth on the Cover Page of the Order Form for WebSearch Services is hereby amended and restated as follows:
“[*]”
4.	Definitions in Section 16.6. Effective as July 1, 2006, Section 16.6 (Ad Revenues; Applicable Percentage; Applicable Deduction) of the Order Form is hereby amended and restated in its entirety as follows:
“16.6.1. “Net AFC Revenues” for any period means AFC Revenues for such period MINUS the AFC Deduction for such period.

16.6.2. “AFC Revenues” for any period during the Services Term means ad revenues that are recognized by Google in such period and attributed to AFC Ads displayed on the AFC Site In such period in accordance with the requirements of this Agreement.

16.6.3. “AFC Deduction” for any period during the Services Term means [*] of AFC Revenues for such period.

16.6.4. “Applicable Percentage” means [*].

16.6.5. “Net AFS Revenues” for any period means AFS Revenues for such period MINUS the AFS Deduction for such period.

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EXECUTION COPY
16.6.6.	“AFS Revenues” for any period during the Services Term means ad revenues that are recognized by Google in such period and attributed to AFS Ads displayed on the AFS Site in such period in accordance with the requirements of this Agreement.

16.6.7.	“AFS Deduction” for any period during the Services Term means [*] of AFS Revenues for such period.
5.	Net AdSense for Search Revenue Share Percentage for Customer. Effective as July 1, 2006, the Net AdSense for Search Revenue Share Percentage for Customer set forth on the Cover Page of the Order Form is hereby amended and restated as follows:
“See Section 16.6.4”
6.	Net AdSense for Content Revenue Share Percentage for Customer. Effective as July 1, 2006, the Net AdSense for Content Revenue Share Percentage for Customer set forth on the Cover Page of the Order Form is hereby amended and restated as follows:
“See Section 16.6.4”
7.	[*]

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EXECUTION COPY
[*]
8.	[*]
1.	[*]
2.	Reporting. Customer and Google hereby agree to add the following language in the Order Form as Section 21:

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EXECUTION COPY
“21. Reporting. For each Customer Client on whose Web site Customer has implemented the Services, Google shall provide detailed reporting to Customer in the same or substantially similar format as Google currently (as of the Amendment 4 Effective Date) provides to Customer for Customer Clients, such as Charter and Adelphia.

Furthermore, Customer is aware of its confidentiality obligations as set forth in the NDA and shall not share any Confidential Information with Customer Clients without Google’s prior written consent. Such consent may be in the form of an e-mail. For the avoidance of doubt, Confidential Information includes, but is not limited to, any and all reports provided to Customer by Google.
3.	Other Google Products and Services. Customer and Google hereby agree to add the following language in the Order Form as Section 22:
[*]
4.	Exhibits. Customer and Google hereby agree that Exhibit B of the Order Form is deleted in its entirety and replaced with Exhibit B attached hereto. Customer and Google hereby agree to add Exhibit I, attached hereto, to the Order Form as “Exhibit I.”

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EXECUTION COPY
5.	Miscellaneous. Except as modified by the provisions of this Amendment Four, all of the terms and conditions of the Agreement shall remain in full force and effect. In case of any conflict or inconsistency between the provisions of this Amendment and the Agreement, this Amendment shall control. This Amendment Four may be executed in one or more counterparts, including facsimile counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.
     IN WITNESS WHEREOF, the parties have caused this Amendment Four to be executed as of the Amendment Four Effective Date.

GOOGLE INC.
By:	/s/ Jeff Shardell
	Name:	Jeff Shardell
	Title:	Director, Web Search & Synd.
Date:	Aug. 3, 2006

SYNACOR, INC.
By:	/s/ Ronald Frankel
	Name:	RONALD FRANKEL
	Title:	PRESIDENT & CEO
Date:	7-31-06

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EXECUTION COPY
EXHIBIT B
WebSearch and AFS Implementation Mockups
(To be provided.
Upon prior mutual written consent by both Google and Customer, which may be in the form of an e-mail,
mock-ups will be Incorporated into Amendment Four and the Agreement)

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EXECUTION COPY
EXHIBIT 1
SYNACOR TARGET

[*]

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*	CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.